Filed Pursuant to Rule 497(c)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

STATEMENT OF ADDITIONAL INFORMATION	December 31, 2010
for FMI INTERNATIONAL FUND

FMI FUNDS, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI International Fund
(Ticker: FMIJX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the FMI International Fund dated December 31, 2010.  Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin  53202, Attention:  Corporate Secretary or by calling (414) 226-4555.  The Prospectus is also available on our website (www.fmifunds.com).

FMI FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 2010 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company consisting of one diversified portfolio, FMI Focus Fund (the “Focus Fund”), and two non-diversified portfolios, FMI Large Cap Fund (the “Large Cap Fund”) and FMI International Fund (the “International Fund”) (collectively the Focus Fund, the Large Cap Fund and the International Fund are referred to as the “Funds” and are sometimes individually referred to as a “Fund”).  This Statement of Additional Information provides information about the International Fund.  The Corporation is registered under the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT RESTRICTIONS

The International Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the International Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the International Fund.

1. The International Fund will not issue senior securities, except as permitted under paragraph 2 below or as permitted under the 1940 Act.

2. The International Fund will not borrow money, except as permitted under the 1940 Act.

3. The International Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings.

4. The International Fund will not purchase or sell commodities, except as permitted by the 1940 Act.

5. The International Fund will not make loans except as permitted under the 1940 Act.

6. The International Fund will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein).

7. The International Fund will not act as an underwriter or distributor of securities other than shares of the International Fund (except to the extent that the International Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

8. The International Fund will not invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.  U.S. Government securities are excluded from this restriction.

The International Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1. The International Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2. The International Fund will not purchase securities on margin.  However, the International Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the International Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in fundamental investment restriction No. 2 above.

3. The International Fund will not sell securities short or write put and call options, except that the International Fund may purchase and sell derivative instruments as described in this Statement of Additional Information.

4. The International Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

5. The International Fund will normally invest at least 65% of the value of its total assets in equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.

6. The International Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the International Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the International Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the International Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the International Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the International Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the International Fund not pay any sales charge or service fee in connection with such investment.

The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made.  If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the International Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the International Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

The International Fund’s prospectus describes its principal investment strategies and risks.  This section expands upon and supplements that discussion and also discusses non-principal investment strategies and risks.

The International Fund invests mainly in equity securities of a limited number (usually between 15-25) of large capitalization (companies that typically have a market capitalization greater than $5 billion) non-U.S. companies.  When the International Fund’s investment adviser, Fiduciary Management, Inc. (the “Adviser”), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the International Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.  The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

The International Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.  The International Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”).  The International Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-“ rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investments in debt securities are interest rate risk and credit risk.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  Credit risk is the risk that the issuers of debt securities held by the International Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

Preferred Stocks

The International Fund may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of a preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of a convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities

The International Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the International Fund is called for redemption or conversion, the International Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the International Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Managing Investment Exposure

The International Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio.  These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

The Adviser may use these techniques to adjust the risk and return characteristics of the International Fund’s portfolio.  If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the International Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss.  Use of these techniques may increase the volatility of the International Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The International Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions.  Since the International Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the International Fund’s assets from the perspective of U.S. investors.  The International Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the International Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the International Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the International Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the International Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The International Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the International Fund to deliver an amount of foreign currency in excess of the value of the International Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the International Fund will be served.

At the maturity of a forward contract, the International Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the International Fund retains the portfolio securities and engages in an offsetting transaction, the International Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the International Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the International Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the International Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the International Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, the International Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the International Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, the International Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the International Fund’s securities exceed the amount of foreign currency the International Fund is obligated to deliver.  The International Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the International Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The International Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer.

The International Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the International Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the International Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the International Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the International Fund’s investments exactly over time.

Options on Securities and Indexes.  The International Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).  The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The International Fund will write call options and put options only if they are “covered.”  For example, in the case of a call option on a security, the option is “covered” if the International Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the International Fund expires, the International Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the International Fund expires, the International Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the International Fund desires.

The International Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the International Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the International Fund will realize a capital gain or, if it is less, the International Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the International Fund is an asset of the International Fund, valued initially at the premium paid for the option.  The premium received for an option written by the International Fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the International Fund seeks to close out an option position.  If the International Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless.  If the International Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.  As the writer of a covered call option on a security, the International Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the International Fund, the International Fund would not be able to close out the option.  If restrictions on exercise were imposed, the International Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts.  The International Fund may buy and sell futures contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price.  The International Fund also may purchase and write call and put options on futures contracts.  Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option.  Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.

The International Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  The International Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The International Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of the International Fund’s net assets.

To avoid leveraging and related risks, when the International Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.  (A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.)

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the International Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Warrants

The International Fund may invest in warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants involve the risk that the International Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Foreign Securities

The International Fund invests in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”) of such issuers.  The Fund also invests in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.  Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the International Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the International Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the International Fund’s income without providing a tax credit for the International Fund’s shareholders.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investments in ADRs or ADSs.  The International Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Emerging Markets.  The International Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The International Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the International Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the International Fund’s portfolio.  Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect International Fund assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Registered Investment Companies

The International Fund may from time to time invest in shares of registered investment companies.  The International Fund will not purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the International Fund) if (a) the International Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  If the International Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which the International Fund invests.  By investing indirectly through the International Fund, an investor bears not only his or her proportionate share of the expenses of the International Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the International Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the International Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the International Fund invests may determine to make payment of a redemption by the International Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the International Fund may hold such securities until the Adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the International Fund.

Investment decisions by the investment advisers to the registered investment companies in which the International Fund invests are made independently of the International Fund and the Adviser.  At any particular time, one registered investment company in which the International Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the International Fund invests.  As a result, the International Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Money Market Instruments

The International Fund may invest in cash and money market securities.  The International Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the International Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of  $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor’s Corporation, or Prime-1 or Prime-2 by Moody’s, commercial paper master notes and repurchase agreements.  These money market instruments are the types of investments the International Fund may make while assuming a temporary defensive position.  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the International Fund’s investments in commercial paper and commercial paper master notes is credit risk.

Illiquid Securities

The International Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the International Fund could adversely affect their marketability, causing the International Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the International Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the International Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Repurchase Agreements (Lending)

The International Fund may enter into repurchase agreements, a form of lending.  Under repurchase agreements, the International Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price.  This results in a fixed rate of return for the International Fund insulated from market fluctuations during such period.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  Under the 1940 Act, the aggregate value of all of the International Fund’s repurchase agreements may not exceed 33 1/3% of the value of the International Fund’s total assets.  The International Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.

The International Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the International Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the International Fund.  In such event, the International Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the International Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Reverse Repurchase Agreements (Borrowing)

The International Fund may borrow money to the extent permitted by the 1940 Act, including through reverse repurchase agreements.  The 1940 Act currently permits the International Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  Also, under the 1940 Act, a reverse repurchase agreement is not considered to constitute the prohibited issuance of a senior security by the International Fund, if the International Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements (a “covered reverse repurchase agreement”), and a covered reverse repurchase agreement is not considered to be subject to the 300% asset coverage requirement.

In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  During the time a reverse repurchase agreement is outstanding, the International Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price.  The aggregate value of the International Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the International Fund’s total assets.

As discussed above, the International Fund may not invest more than 15% of its net assets in illiquid securities.  Reverse repurchase agreements maturing in more than seven days are considered illiquid.

Borrowing

The International Fund may not borrow money except as permitted by the 1940 Act.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets.  To limit the risks attendant to borrowing, the International Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the International Fund borrows money, positive or negative performance by the International Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the International Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the International Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the International Fund’s net investment income in any given period.

The International Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the International Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the International Fund might not be able to recover some or all of the pledged assets.

Portfolio Turnover

The International Fund does not trade actively for short-term profits.  However, if the objectives of the International Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the International Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the International Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the International Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The International Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the International Fund’s shareholders.  The International Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the International Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the International Fund’s Chief Compliance Officer may authorize the disclosure of the International Fund’s portfolio holdings prior to the public disclosure of such information.

The International Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The International Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the International Fund’s website (as described below).  The International Fund may not pay any of these rating and ranking organizations.  The disclosure of the International Fund’s portfolio holdings to its service providers is discussed below.

There may be instances where the interests of the shareholders of the International Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the International Fund.  In such situations, the International Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers
The International Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the International Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the International Fund’s service providers, as it is only provided on an as needed basis in connection with their services to the International Fund, and the need for such disclosure arises from time to time throughout the year.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the International Fund’s portfolios unless specifically authorized by the International Fund.

As an example, the International Fund’s administrator is responsible for maintaining the accounting records of the International Fund, which includes maintaining a current portfolio of the International Fund.  The International Fund also undergoes an annual audit which requires the International Fund’s independent registered public accounting firm to review the International Fund’s portfolio.  In addition to the International Fund’s administrator, the International Fund’s custodian also maintains an up-to-date list of the International Fund’s holdings.  The third party service providers to whom the International Fund provides non-public portfolio holdings information are the International Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the International Fund’s independent registered public accountants, PricewaterhouseCoopers LLP, the International Fund’s legal counsel, Foley & Lardner LLP, and the International Fund’s custodian, U.S. Bank, N.A.  The International Fund may also provide non-public portfolio holdings information to the International Fund’s financial printer in connection with the preparation, distribution and filing of the International Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the International Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE CORPORATION

Management

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the current directors and officers of the Corporation are as follows (information is provided as of December 31, 2010):

Interested Directors
Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships (for the past 5 years) Held by Director

Patrick J. English, (1) 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director and Vice President	Director since 2001 (Indefinite term); Vice President since 2001 (One year term); 4 Portfolios	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and, since December 1986, has been employed by the Adviser in various capacities.	FMI Common Stock Fund, Inc.

Ted D. Kellner, (1) 64 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director, President and Treasurer	Director since 2001 (Indefinite term); President and Treasurer since 2001 (One year term for each office); 4 Portfolios	Mr. Kellner is Executive Chairman of the Board of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation and FMI Common Stock Fund, Inc.

Richard E. Lane, (1) 55 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 3 Portfolios	Mr. Lane is President of Broadview Advisors, LLC, the sub-adviser to the FMI Focus Fund.	None
____________________

(1)
Messrs. English, Kellner and Lane are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act.  Messrs. English and Kellner are “interested persons” of the Corporation because they are officers of the Corporation and the Funds’ investment adviser, and Mr. Lane is an “interested person” of the Corporation because he is an officer of the Focus Fund’s sub-adviser.

Non-Interested Directors
Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships (for the past 5 years) Held by Director

Barry K. Allen, 62 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 5 Portfolios
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company; and Senior Advisor for Providence Equity Partners (Providence, RI) since September 2007.  He was Executive Vice President of Qwest Communications International, Inc. (Denver, CO), a global communications company, from September 2002 to June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Robert C. Arzbaecher, 51 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2007 (Indefinite term); 5 Portfolios
Mr. Arzbaecher is President and Chief Executive Officer of Actuant Corporation (Butler, WI), a manufacturer of a broad range of industrial products and systems since August 2000, and, since January 2002, has been the Chairman of the Board of Directors of Actuant Corporation.
Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.

Non-Interested Directors (continued)
Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships (for the past 5 years) Held by Director

Gordon H. Gunnlaugsson, 66 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 5 Portfolios	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Paul S. Shain, 48 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 5 Portfolios
Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems.  Prior to joining Singlewire in April 2009, Mr. Shain was Senior Vice President of CDW Corporation (Vernon Hills, IL) and Chief Executive Officer of Berbee Information Networks Corporation, a strategic business unit of CDW, which CDW acquired in 2006.  Mr. Shain was employed in various capacities by CDW and Berbee Information Networks from January 2000 to October 2008.
FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Other Officers
Name, Address, Age and Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Officer

John S. Brandser, 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Vice President	Vice President since 2008 (One year term)	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and, since March 1995, has been employed by the Adviser in various capacities.	FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Kathleen M. Lauters, 58 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Chief Compliance Officer	Chief Compliance Officer since 2004 (at Discretion of Board)	Since September 2004, Ms. Lauters has been the Fund’s Chief Compliance Officer.	None

Qualification of Directors

Patrick J. English and Ted D. Kellner have for many years served as portfolio managers of the Large Cap Fund, which has investment strategies similar to the International Fund, and have each been a director of the Corporation for 10 years.  Their experience and skills as a portfolio managers of the Large Cap Fund, as well as their familiarity with the investment strategies utilized by the Adviser and with the International Fund’s portfolio, led to the conclusion that they should serve as directors.  Richard E. Lane has extensive experience in the investment management industry as president of an investment advisory firm and portfolio manager of one of the Corporation’s series, making him a valuable source of knowledge.  Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board with valuable input and oversight.  Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.  Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.  Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.  Each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Lane, Allen, Arzbaecher, Gunnlaugsson and Shain should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead disinterested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.  The Corporation’s Board of Directors has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2009, and all of the directors attended each of those meetings, except for Mr. Lane who attended three meetings.  The audit committee met once during the fiscal year ended September 30, 2009, and all of the members attended that meeting.

Board Compensation

During the fiscal year ended September 30, 2009, the Corporation paid a total of  $69,000 in director’s fees.  The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $3,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $1,900.

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30,

2009 and total compensation paid by the Corporation and the Fund Complex (as defined below) to each of the directors of the Corporation for the fiscal year ended September 30, 2009.

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors(1)
Interested Directors
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	0	0	0	0
Richard E. Lane	0	0	0	0
Non-Interested Directors
Barry K. Allen	$ 15,900	$ 0	$ 0	$ 25,000
Robert C. Arzbaecher	15,900	0	0	25,000
George D. Dalton(2)	5,400	0	0	8,500
Gordon H. Gunnlaugsson	15,900	0	0	25,000
Paul S. Shain	15,900	0	0	25,000
____________________
(1)
The Funds (each a portfolio of the Corporation), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.), and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI Mutual Funds, Inc.) comprise a “Fund Complex,” as such term is defined in the 1940 Act.

(2)	Retired as Director at December 19, 2008 Board meeting.

Code of Ethics

The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the International Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the International Fund or is being purchased or sold by the International Fund.

Proxy Voting Policies

The International Fund will vote proxies in accordance with the Adviser’s proxy voting policy.  In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common shareholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues (i.e., issues relating to the environment, labor, etc.)

In the event that a vote presents a conflict of interest between the interests of the International Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange.  On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.  If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.

Information on how the International Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available at the Funds’ website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

DOLLAR RANGE OF FUND SHARES

The following table sets forth the aggregate dollar range of equity securities of all the portfolios in the Family of Investment Companies (as defined below) beneficially owned by each current director as of December 31, 2009, which is also the valuation date:

Name of Director or Nominee	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)

Interested Directors
Patrick J. English	Over $100,000

Ted D. Kellner	Over $100,000

Richard E. Lane	Over $100,000

Non-Interested Directors
Barry K. Allen	Over $100,000

Robert C. Arzbaecher	Over $100,000

Gordon H. Gunnlaugsson	Over $100,000

Paul S. Shain	Over $100,000
____________________
(1)
The “Family of Investment Companies” consists of the Funds (each a portfolio of the Corporation), the FMI Common Stock Fund (the sole portfolio of FMI Common Stock Fund, Inc.), and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI Mutual Funds, Inc.).

PRINCIPAL SHAREHOLDERS

As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations, and had no shares outstanding.

INVESTMENT ADVISER, PORTFOLIO MANAGEMENT COMMITTEE AND ADMINISTRATOR

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Executive Chairman of the Board; Mr. Patrick J. English, Chief Executive Officer, Chief Investment Officer and Treasurer; Mr. John S. Brandser, President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between the International Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the International Fund.  The Adviser supervises and manages the investment portfolio of the International Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the International Fund’s investment portfolio.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the International Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the International Fund’s investments, and bears all sales and promotional expenses of the International Fund, other than distribution expenses paid by the International Fund pursuant to the International Fund’s Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities.  For the foregoing, the Adviser receives an annual fee of 0.75% of the daily net assets of the International Fund.

As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations and had not incurred any advisory fees payable to the Adviser.

The International Fund will pay all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement (described below) including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The International Fund will also pay the fees of directors who are not interested persons of the Adviser or officers or employees of the

International Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the International Fund’s assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse the International Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the International Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 1.75%.  As of the date of this Statement of Additional Information, the shares of the International Fund are not qualified for sale in any state which imposes an expense limitation.  Accordingly, the percentage applicable to the International Fund is 1.75%.  In addition to the reimbursement required under the Advisory Agreement, the Adviser has agreed to reimburse the International Fund to the extent necessary to insure that total annual fund operating expenses do not exceed 1.00% for the fiscal year ending September 30, 2011.

The International Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the International Fund exceeds the expense limitation, the International Fund will create an account receivable from the Adviser for the amount of such excess.

The Advisory Agreement for the International Fund will remain in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the International Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the International Fund’s shareholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Management Committee

The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the International Fund’s portfolio.  These portfolio managers to the International Fund may have responsibility for the day-to-day management of accounts other than the International Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets (in millions) shown is as of September 30, 2009.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of PMC Member	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ted D. Kellner	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Patrick J. English	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
John S. Brandser	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Matthew J. Goetzinger	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Robert M. Helf	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Karl T. Poehls	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Andy P. Ramer	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Daniel G. Sievers	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2
Jonathan T. Bloom	2	5	628	--	--	1
	$1,184.7	$191.8	$2,679.1	$--	$--	$69.2

The portfolio managers of the International Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the International Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the International Fund and another account and allocation of aggregated trades).  The

Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the International Fund or the value of the International Fund’s assets.  The table below outlines the forms of compensation paid to each portfolio manager as of September 30, 2009.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)(1)
Ted D. Kellner	Salary	Adviser	Mr. Kellner’s salary is based upon the revenues of the Adviser.
Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser.
John S. Brandser	Salary/Bonus	Adviser	Mr. Brandser’s salary and bonus are based upon the management fees of the Adviser.
Matthew J. Goetzinger	Salary/Bonus	Adviser	Mr. Goetzinger’s salary and bonus are based upon the management fees of the Adviser.
Robert M. Helf	Salary/Bonus	Adviser	Mr. Helf’s salary and bonus are based upon the management fees of the Adviser.
Karl T. Poehls	Salary/Bonus	Adviser	Mr. Poehls’ salary and bonus are based upon the management fees of the Adviser.
Andy P. Ramer	Salary/Bonus	Adviser	Mr. Ramer’s salary and bonus are based upon the management fees of the Adviser.
Daniel G. Sievers	Salary/Bonus	Adviser	Mr. Sievers’ salary and bonus are based upon the management fees of the Adviser.
Jonathan T. Bloom	Salary/Bonus	Adviser	Mr. Bloom’s salary and bonus are based upon the management fees of the Adviser.
_________________
(1)	The type of account and source of the revenues and bonus has no bearing upon the salary and bonus except insofar as they effect the revenues of the company.

As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations, and had no shares outstanding.

Administrator

USBFS serves as administrator to the International Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the International Fund’s net asset value, responds to shareholder inquiries, prepares the International Fund’s financial statements, prepares reports and filings with the Securities and Exchange Commission (“SEC”) and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the International Fund’s financial accounts and records and generally assists in all aspects of the International Fund’s operations.  For the foregoing, USBFS receives an annual fee of 0.20% on the first $30,000,000 of the average daily net assets of the International Fund, 0.10% on the next $70,000,000 of the average daily net assets of the International Fund, and 0.05% on the average daily net assets of the International Fund in excess of $100,000,000.

As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations, and had not incurred any fees payable to USBFS pursuant to the administration agreement.

Term of Agreements and Liability

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the International Fund’s shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.

The administration agreement will remain in effect for a period of two years.  Subsequent to the initial two-year term, this agreement may be terminated by either the International Fund or USBFS upon giving 90 days prior written notice and authorized or approved by the Board of Directors.

The Advisory Agreement and the administration agreement provide that neither the Adviser nor USBFS shall be liable to the International Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement and the administration agreement also provide that the Adviser, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the International Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The International Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.  In determining the net asset value of the International Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.

Any securities for which there are no readily available market quotations, will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The fair value of a security is the amount which the International Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the International Fund may not be able to sell a security at the fair value.  In determining fair value, the Board of Directors considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities.

The International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the International Fund calculates its nets asset value.  So, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.

DISTRIBUTION OF SHARES

The International Fund has adopted a Service and Distribution Plan (the “Plan”) in anticipation that the International Fund will benefit from the Plan through increased sales of shares, thereby reducing the International Fund’s expense ratio and providing greater flexibility in portfolio management.  The Plan authorizes payments by the International Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the International Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred.  Amounts paid under the Plan by the International Fund may be spent by the International Fund on any activities or expenses primarily intended to result in the sale of shares of the International Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

The Plan permits the International Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the International Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the International Fund’s shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature.  Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities.  If a distributor is employed by the International Fund, the distributor will directly bear all sales and promotional expenses of the International Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.  (In such event, the International Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.)  The International Fund has no present plans to employ a distributor.  Pending the employment of a distributor, the International Fund’s distribution expenses will be authorized by the officers of the Corporation.  To the extent any activity is one which the International Fund may finance without a plan pursuant to Rule 12b-1, the International Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan may be terminated by the International Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the International Fund.  Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the International Fund provided for in the Plan requires approval of the shareholders of the International Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations and had not incurred any distribution costs.

DISTRIBUTOR

Rafferty Capital Markets, LLC serves as the distributor for the International Fund.  Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the International Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase shall be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the International Fund’s transfer agent will charge $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the International Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the International Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of the International Fund for shares of the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the International Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors).  Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the International Fund or the Adviser of, an investment in the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the International Fund or (ii) the proceeds from redemption of the shares of the International Fund, the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the International Fund, the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the International Fund upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of the International Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the International Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the International Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Corporation’s office at (414) 226-4555.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of International Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the International Fund on shares held in such account reinvested into additional Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the International Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the International Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the International Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the International Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability).  The most favorable price to the International Fund means the best net price (i.e., the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the International Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the International Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the International Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the International Fund and the other accounts as to which it exercises investment discretion.

As of the date of this Statement of Additional Information, the International Fund had not yet commenced operations, and had not paid any brokerage commissions.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the International Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the International Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the International Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., acts as the International Fund’s administrator, transfer agent and dividend disbursing agent.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

The International Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.  If the International Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the International Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the International Fund would not be liable for income tax on the International Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the International Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the International Fund.

The International Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the International Fund are taxable to investors, whether received in cash or in additional shares of the International Fund.  A portion of the International Fund’s income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

From time to time the International Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the International Fund’s dividends paid deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the International Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares of the International Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The International Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the International Fund with a correct social security or other tax identification number.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the International Fund.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.  The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board of Directors to issue 800,000,000 shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering three series, the Focus Fund, the Large Cap Fund and the International Fund.

The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose.  Generally shares are voted in the aggregate and not by each Fund, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of Funds.  However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP will be the independent registered public accounting firm for the International Fund.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the International Fund.

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The International Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The International Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

–
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Commercial Paper Ratings

The International Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.